The Royce Fund

Royce SMid-Cap Select Fund

Supplement to the Prospectus
dated May 1, 2008

The "Annual Fund Operating Expenses" table found on page 13 of the Prospectus, is replaced with the following:

ANNUAL FUND OPERATING EXPENSES* (expenses deducted from Fund assets)
Performance fees	0.63%
Distribution (12b-1) fees	None
Dividends on securities sold short	0.12%
Other expenses	None
Total annual Fund operating expenses	0.75%

*Performance fees of 12.5% of the Fund's pre-fee, high watermarked, total return, are estimated based on an assumed 5% pre-fee annual rate of return. Actual performance fees will depend on the Fund's future returns. Other expenses are shown as "none" because Royce is responsible for paying them, other than dividend expense relating to any short selling activity of the Fund.

May 2, 2008